                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 25, 2008


                            TECUMSEH PRODUCTS COMPANY
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          MICHIGAN                       0-452                    38-1093240
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


             100 EAST PATTERSON STREET
                 TECUMSEH, MICHIGAN                                 49286
--------------------------------------------------------------------------------
      (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (517) 423-8411


                                (NOT APPLICABLE)
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS.

         On April 25, 2008, William Aziz, the Chairman of the Governance and Nominating Committee of our Board of Directors, sent a letter to the Herrick Foundation, a large shareholder, in response to several recent requests made by the Foundation. A copy of the letter from Mr. Aziz to the Foundation is filed as exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

         The following exhibit is filed with this report:

         Exhibit No.     Description
         -----------     -----------

            99.1 Letter from William E. Aziz, Chairman of the Governance & Nominating Committee of the Board of Directors of Tecumseh Products Company, to the Herrick Foundation dated April 25, 2008

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TECUMSEH PRODUCTS COMPANY


Date: April 28, 2008                    By   /s/ James S. Nicholson
                                             -----------------------------------
                                             James S. Nicholson
                                             Vice President, Treasurer and Chief
                                             Financial Officer

                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

   99.1 Letter from William E. Aziz, Chairman of the Governance & Nominating Committee of the Board of Directors of Tecumseh Products Company, to the Herrick Foundation dated April 25, 2008




                                       -3-